Exhibit 99.01

Alberta Star to Acquire Controlling Interest in the Sterling Mining Company

VANCOUVER, BRITISH COLUMBIA--(Marketwire - Nov. 2, 2009) - Alberta Star Development Corp. (the "Company") (TSX VENTURE:ASX) (OTCBB:ASXSF) (FRANKFURT:QLD) is pleased to announce that it has entered into a binding term sheet (the "Agreement") with Sterling Mining Company ("Sterling")whereby the Company has entered into a binding agreement to acquire a controlling interest in Sterling and its assets and provide for financing of Sterling's ongoing operations.

STERLING MINING COMPANY

Sterling is currently a debtor-in-possession in Chapter 11 Bankruptcy in the District of Idaho, U.S.A. Sterling is engaged in the business of acquiring, exploring, developing and mining mineral properties primarily those containing silver and associated base and precious metals. Sterling operates the Sunshine Silver Mine in Idaho and has exploration projects in Idaho, U.S.A. Sterling was incorporated under the laws of the State of Idaho on February 3, 1903 and its common shares are currently listed on the OTCBB: SRLMQ and Frankfurt Stock Exchange: SMX.

THE SUNSHINE SILVER MINE

The Sunshine Mine located near Coeur d'Alene, Idaho, U.S.A. has been one of the world's largest producers of silver, having recorded production of over 360,000,000 ounces of silver since 1904. A 2007 Canadian "National Instrument 43-101 - Standards of Disclosure for Mineral Projects "report by Behre Dolbear & Company estimated remaining resources as follows: Measured and Indicated resources of 31.51 million ounces of silver in 1.43 million tons at 21.8 ounces of silver per ton; Inferred resources of 231.5 million ounces of silver in 2.28 million tons at101.6 ounces of silver per ton. The Behre Dolbear & Co. National Instrument 43-101 report is considered historic in nature and is used to illustrate the ongoing resource potential of the Sunshine Mine. The Report can be found on file under Sterling's profile with the U.S. Securities and Exchange Commission and available in Canada at www.sedar.com.

TERMS OF ACQUISITION OF STERLING

As previously announced by the Company (see Press Release dated June 10, 2009), the Company filed a "Notice of Appearance and Request for Special Notice" with the United States Bankruptcy Court for the District of Idaho, U.S.A. (the "Court") regarding Sterling. Since the filing of the Notice, the Company has monitored the bankruptcy proceedings of Sterling and pursued various financing options with Sterling, which has resulted in the Agreement which would allow the Corporation to gain control of Sterling and its assets. The Agreement contains a number of conditions precedent to the obligations of the parties. Unless all of such conditions are satisfied or waived by the party for whose benefit such conditions exist, to the extent that they may be capable of waiver, the proposed transaction will not proceed. There is no assurance that the conditions will be satisfied or waived on a timely basis, or at all. Such conditions include: an order ("Order") of the Court approving the Plan of reorganization of Sterling; all claims of all the creditors of Sterling are paid, satisfied, settled or compromised under the Plan of reorganization and that all other consents and approvals, including regulatory approvals, are obtained. The proposed transaction has not been approved by the TSX Venture Exchange (the "Exchange") and remains subject to Exchange approval.

There can be no assurance that the proposed transaction will be completed as proposed or at all. The proposed transaction is an "arms length transaction" as defined in Exchange Policy 1.1.

The Agreement provides that Sterling must make an application for reorganization to the Court on or before December 15, 2009 and receive an Order confirming the Plan on or before February 28, 2010, staying all claims and actions against Sterling and its assets and whereby the Company will acquire not less than 90% of the issued and outstanding common shares of Sterling, on a fully diluted basis, in exchange for $10.5million USD. In addition, the Company has agreed to make available up to $1,250,000 USD ($250,000 USD per month) in interim term debtor-in-possession financing to Sterling, which amount will bear interest at a rate of 10% per annum, bringing the total value of the agreement to $11.75 million USD. The Agreement prohibits Sterling from soliciting or initiating any discussion regarding any other business combination or sale of material assets, contains provisions for the Company to match competing, unsolicited proposals and provides for a$250,000 USD termination fee payable to the Company in certain circumstances.

It is the Company's objective, subject to Court and Exchange approval, to acquire at least 90% of the outstanding Sterling shares, and for Sterling to exit the Chapter 11 process with the following assets in place: its interest in the Sunshine Mine, facilities, and lease, and exploration interest in the Sterling exploration projects in Idaho. In addition, the Company upon meeting of the above referenced conditions, including the confirmation of a Chapter 11 Plan, will reconstitute the Sterling Board of Directors and make additions to senior management of Sterling.

The Company believes that the proposed acquisition of Sterling represents a significant opportunity for the Company to become a near-term, mid-tier silver producer.

The Company maintains a strong balance sheet and has no long term debt. The Company continues to maintain seasoned and qualified management and seeks to fulfill its stated mandate of acquiring world class advanced stage exploration and production projects.

ALBERTA STAR DEVELOPMENT CORP.

The Company is a Canadian mineral exploration company that identifies, acquires and finances advanced stage mineral exploration projects in North America. The Company is committed to creating long term shareholder value through the discovery of base and precious metals.

INVESTOR RELATIONS

Investors are welcomed to contact Allan Feldman, the Company's Investor Relations specialist for all corporate updates and investor inquiries at (604) 948-9663, or Morgan Brewster, Corporate Development, Alberta Star at (778) 989-2739, or mbrewster@alberta-star.com, or Andrew Mugridge at Progressive Investor Relations at (604) 689-2881.

FOR FURTHER INFORMATION, PLEASE CONTACT:

Alberta Star Development Corp.
Tim Coupland
President and CEO
604.681.3131
604.408.3884 (FAX)
www.alberta-star.com

"The in house qualified person is Dr. Michael Bersch B.SC., M.SC., LPG.,CPG., who is the Chief geologist of the Company and who has reviewed and approved the contents of this press release."

Forward-Looking Statements

In the interest of providing the Company's shareholders and potential investors with information regarding the Company, including managements' assessment of the future plans and operations of the Company, certain statements contained in this document constitute forward-looking statements or information (collectively "forward-looking statements") within the meaning of applicable securities legislation. Forward-looking statements are typically identified by words such as "anticipate", "continue", "estimate", "expect", "forecast", "may", "will", "project", "could", "plan", "intend", "should", "believe", "outlook", "potential", "target" and similar words suggesting future events or future performance. In addition, statements relating to "resources" are deemed to be forward-looking statements as they involve the implied assessment, based on certain estimates and assumptions, that the resources described exist in the quantities predicted or estimated and can be profitably produced in the future. In particular, this document contains, without limitation, forward-looking statements pertaining to the following: expectations of management regarding the proposed acquisition of Sterling, including the timing of completion of the acquisition; operating and financial metrics of the acquisition; potential synergies resulting from the acquisition and the effect of the acquisition on the Company's operations.

With respect to forward-looking statements contained in this document, we have made assumptions regarding, among other things: future capital expenditure levels; future silver and base and precious metals prices and future silver and base and precious metal production levels; future exchange rates and interest rates; our ability to obtain equipment other resources in a timely manner to carry out development activities; our ability to market our silver and base and precious metals successfully to current and new customers; the impact of increasing competition; our ability to obtain financing on acceptable terms; our ability to attract new senior management and board members; and our ability to add production and resources through our development and exploitation activities. Although the Company believes that the expectations reflected in the forward-looking statements contained in this document, and the assumptions on which such forward-looking statements are made, are reasonable, there can be no assurance that such expectations will prove to be correct. Readers are cautioned not to place undue reliance on forward-looking statements included in this document, as there can be no assurance that the plans, intentions or expectations upon which the forward-looking statements are based will occur. By their nature, forward-looking statements involve numerous assumptions, known and unknown risks and uncertainties that contribute to the possibility that the predictions, forecasts, projections and other forward-looking statements will not occur, which may cause the Company's actual performance and financial results in future periods to differ materially from any estimates or projections of future performance or results expressed or implied by such forward-looking statements. These  risks and uncertainties include, among other things, the following: that the proposed transaction may not close when planned or at all or on the terms and conditions set forth herein; the failure of the Company to obtain the necessary Court, Exchange, regulatory and other third party approvals required in order to proceed with the proposed transaction; volatility in market prices for silver and other base and precious metals; incorrect assessment of the value of the acquisition; failure to realize the anticipated benefits and synergies of the acquisition; general economic conditions in Canada, the U.S. and globally; and the other factors described under "Risk Factors" in the Company's annual reports and Form 20-F available in Canada at www.sedar.com,as well as on file with the U.S. Securities and Exchange Commission. Readers are cautioned that this list of risk factors should not be construed as exhaustive.

The forward-looking statements contained in this document speak only as of the date of this document. Except as expressly required by applicable securities laws, the Company does not undertake any obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise. The forward-looking statements contained in this document are expressly qualified by this cautionary statement.

Statements contained in this news release relating to future results, events, and expectations are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21Eof the Securities Exchange Act of 1934, as amended. These forward-looking statements involve known and unknown risks, uncertainties, scheduling, re-scheduling, and other factors which may cause the actual results, performance, estimates, projections, resource potential, interpretations, prognoses, schedules, or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such statements. Such factors include, among others, those described in the Company' annual reports on Form 20-F on file with the U.S. Securities and Exchange Commission and available in Canada at www.sedar.com.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as the term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.